SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     26-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-02

DISTRIBUTION SUMMARY

                                                                     Accrued
          Original       Beginning     Principal                    Interest
Class      Balance         Balance   Distribution         Rate Distributed (1)
A-1    212,500,000     189,399,500      6,568,898      1.68500%      274,813
A-2    150,000,000     138,160,229      3,459,314      1.71000%      203,441
A-3     40,000,000      36,842,728        922,484      1.72000%       54,568
A-4     30,000,000      27,632,046        691,863      1.70000%       40,450
A-IO   262,743,750     238,160,960              0      6.62000%    1,645,413
M-1     32,250,000      32,250,000              0      2.26000%       62,762
M-2     24,500,000      24,500,000              0      2.88000%       60,760
B-1     20,500,000      20,500,000              0      3.68000%       64,962
B-2      5,250,000       5,250,000              0      4.13000%       18,671
X      515,000,050     479,955,768              0                          0
R               50               0              0      1.70000%            0
Total  515,000,050     474,534,503     11,642,558                  2,425,841



                      Certificate
     Realized Loss        Interest         Ending
Class    Principal      Shortfall         Balance
  A-1           N/A              0    182,830,602
  A-2           N/A              0    134,700,915
  A-3           N/A              0     35,920,244
  A-4           N/A              0     26,940,183
 A-IO           N/A              0    231,088,106
  M-1            0               0     32,250,000
  M-2            0               0     24,500,000
  B-1            0               0     20,500,000
  B-2            0               0      5,250,000
    X           N/A              0    469,447,340
    R           N/A              0              0
Total            0               0    462,891,944

AMOUNTS PER $1,000 UNIT
                                                      Interest
                              Prin            Int Carry-forward       Ending
ClassCusip            Distribution   Distribution       Amount       Balance
A-1  22540V2E1         30.91246174     1.29323958   0.00000000  860.37930471
A-2  22540V2F8         23.06209253     1.35627293   0.00000000  898.00609960
A-3  22540V2G6         23.06209250     1.36420425   0.00000000  898.00609950
A-4  22540V2H4         23.06209267     1.34834133   0.00000000  898.00609967
A-IO 22540V2J0          0.00000000     6.26242573   0.00000000  879.51894603
M-1  22540V2L5          0.00000000     1.94611101   0.00000000 1000.00000000
M-2  22540V2M3          0.00000000     2.48000000   0.00000000 1000.00000000
B-1  22540V2N1          0.00000000     3.16888878   0.00000000 1000.00000000
B-2  22540V2P6          0.00000000     3.55638857   0.00000000 1000.00000000
X    22540V2Q4          0.00000000     0.00000000   0.00000000  911.54814513
R    22540V2K7          0.00000000     0.00000000   0.00000000    0.00000000

                                   GROUP 1        GROUP 2      TOTAL
PrincPrincipal Distributions:
Beginning Bal (includes SubTrans)     233,052,024  246,903,744   479,955,768
     Scheduled Principal                  154,527      172,494       327,021
     Prepayments (Includes Curtails     5,774,478    4,406,929    10,181,406
     Net Liquidation Proceeds                   0            0             0
     Loan Purchase Prices                       0            0             0
     Total Principal Remit              5,929,005    4,579,422    10,508,427
     Net Realized Losses                        0            0             0
Ending Balance                        227,123,018  242,324,322   469,447,340

PrefuPrefunding Account:
Beginning Balance                               0            0             0
Subsequent Transfer                             0            0             0
Added to available cert prin                    0            0             0
Amount in Prefund Acct                          0            0             0

Agg End Coll Bal                      227,123,018  242,324,322   469,447,340

Ending OC Amt                                                      6,555,396

Interest Distributions:
Scheduled Interest  - Net of Servic     1,610,906    1,645,309     3,256,215
Cap Int Acct Withdrawal                         0            0             0
Less Relief Act Interest Shortfall              0            0             0
Less Net Prepayment Interest Shortf             0            0             0
                                        1,610,906    1,645,309     3,256,215

Capitalized Interest Account:
Beginning Balance                                                          0
less: Capitalized Int Requirement                                          0
less: Overfund Int to Depositor                                            0
Ending Balance                                                             0

Servicing Fee                              97,105      102,877       199,982
Trustee Fee                                   583          617         1,200
FSA Premium                                 9,470       10,132        19,602
Credit Risk Manager Fee                     3,399        3,601         6,999

Current Agg Advance                       318,798      361,402       680,200
Outstanding Agg Advances                  613,769      723,873     1,337,641

Delinquency Information
                   30-59 days delinquent          60-89 days delinquent
                        Count              Balance    Count           Balance
Group 1                  55             6,066,309      9           1,057,643
Group 2                  43             7,171,628      3             441,633
Total                    98            13,237,937      12          1,499,276
*The figures do not include foreclosures, bankruptcies, or REO properties.

                                                  90 or more days delinquent
                                                      Count           Balance
Group 1                                                6             421,975
Group 2                                                6             937,458
Total                                                  12          1,359,434
*The figures do not include foreclosures, bankruptcies, or REO properties.

                   Outstanding Loans              Foreclosure
                        Count             Balance     Count          Balance
Group 1                 1,744         227,123,018      73          8,471,289
Group 2                 1,324         242,324,322      51         11,503,198
Total                   3,068         469,447,340     124         19,974,487


     Bankruptcy                    REO
         Count             Balance      Count           Balance  Market Value
Group      6               566,144       2             172,168 not available
Group      6               969,909       2             167,640 not available
Total     12             1,536,053       4             339,807 not available


# of Loans which Prepay Premiums were collected                           51
Amount of Prepayment Premiums                                        331,559

Current Delinquency Rate (60+ days)                                  5.26344%
Rolling Three Month Delinquency Rate (60+ days)                      4.54353%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                     0

Current Realized Losses                                                    0
Cumulative Net Realized Losses                                             0

WAM                                                                      346
WAC                                                                  8.64129%
Net WAC                                                              8.12079%

Insured Payment on Class As                                                0

Senior Enhancement Percentage                                       18.31862%

Net Excess Spread                                                    3.05351%

Deposit to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                        5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA